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                                                                   EXHIBIT 10.54




RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:

Midland Loan Services, Inc.
210 West 10th Street
Kansas City, Missouri 64105
Attention:  Shay Janssen
Asset No. 03-0224586

Property Address:
5080 Corunna Road
Flint, Michigan 48532




                              ASSUMPTION AGREEMENT

         This Assumption Agreement (this "Agreement") is entered into as of _____________, 2001, by and among Flint Retail, LLC, a Delaware limited liability company ("Assignor"), with an address of 14600 Detroit Avenue, Cleveland, Ohio 44107, Walter Zaremba ("Assignor Principal"), with an address of 14600 Detroit Avenue, Cleveland, Ohio 44107, Ramco/West Acres LLC, a Delaware limited liability company (formerly known as West Acres Commons, LLC) ("Assignee"), with an address of 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, and Ramco-Gershenson Properties, L.P., a Delaware limited partnership ("Assignee Principal"), with an address of 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, and State Street Bank and Trust Company, Trustee for Holders of J.P. Mortgage Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 2000-C10 ("Lender"), with an address of 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.


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                                    RECITALS

         A. Assignor is the owner of certain real property located in Genesee County, Michigan, commonly known as the West Acre Commons, which real property is more particularly described in Exhibit A attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon is collectively referred to as the "Property".

         B. Lender is the owner and holder of certain documents (the "Loan Documents") evidencing and securing a loan (the "Loan") made by Morgan Guaranty Trust Company of New York ("Original Lender") to Assignor, including, without limitation, all of the following which were executed by Assignor in favor of Original Lender and dated as of March 31, 2000, unless otherwise indicated:

                  (i) Fixed Rate Note (the "Note") in the original principal amount of $9,500,000;

                  (ii) Mortgage (the "Security Instrument") dated as of March 29, 2000, filed for record April 12, 2000, in the Office of the Register of Deeds, Recorder of Deeds or County Clerk, as applicable, in and for Genesee County, Michigan (the "Recording Office") in Liber 4442 at page 387;

                  (iii) Assignment of Leases (the "Assignment of Leases") filed for record April 12, 2000, in the Recording Office in Liber 4442 at page 443;

                  (iv) Certificate of Management Consent and Acknowledgment of Property Manager (collectively, the "Management Subordination") executed by Assignor and Zaremba Group, LLC, a Delaware limited liability company (the "Manager") in favor of Original Lender;

                  (v) Two (2) Financing Statements (the "Financing Statements");

                  (vi) Escrow Agreement For Reserves and Impounds (the "Escrow Agreement");

                  (vii) Environmental Indemnity Agreement (the "Environmental Indemnity");

                  (viii) Guaranty (the "Guaranty") executed by Assignor Principal in favor of Original Lender;

                  (ix) Undelivered Items Letter Agreement (the "Post Closing Agreement");

                  (x) Closing Certificate, Loans to One Borrower Certificate and Disbursement and Receipt Certification (collectively, the "Borrower Certificates");

                  (xi) Cash Management Agreement executed by Assignor, Manager and Original Lender, and Clearing Account Agreement executed by Assignor, Manager, Original Lender and Keybank National Association (collectively, the "Account Agreements");


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                  (xii) Subordination, Non-Disturbance and Attornment Agreement
         dated as of March 23, 2000, filed for record in the Recording Office in Liber 4453 at page 672; (collectively, the "Hollywood SNDA"); and

                  (xiii) Subordination, Non-Disturbance and Attornment Agreement, filed for record in the Recording Office in Liber 4453 at page 672; (collectively, the "Farmer Jack SNDA").

         C. Midland Loan Services, Inc. services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2000.

         D. Assignee Principal and Assignor are parties to that certain letter agreement dated June 7, 2001 (the "Purchase Agreement"), pursuant to which (collectively, the "Transfer and Assumption"): (1) Assignor formed Assignee as a wholly owned subsidiary of Assignor, (2) Assignor contributed the Property to Assignee, (3) Assignor has transferred all of Assignor's membership interest in Assignee to Assignee Principal, (4) Assignee agreed to assume the Loan, and (5) Assignee Principal agreed to assume the guaranty obligations of Assignor Principal with respect to the Loan.

         E. Without the prior consent of the Lender, the Transfer and Assumption would constitute a default under the Loan Documents. The Assignor, Assignor Principal, Assignee and Assignee Principal have requested Lender's consent to the Transfer and Assumption, and Lender has agreed to provide such consent subject to the terms and conditions of this Agreement.

                                    AGREEMENT


         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

    1. Consent to Transfer. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and Assumption. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Assignee specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Assignee in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

    2. Loan Information. The parties hereto have set forth in a side letter agreement dated of even date herewith (the "Side Letter") the current financial terms and status of the loan, including but not limited to amounts outstanding, payment amounts, escrow balances, interest rate, maturity, and fees and expenses payable in connection with this Agreement and the Transfer and Assumption. In connection therewith:

         (a) All required payments due through September 1, 2001 under the Loan Documents have been paid.

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         (b) There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents known to the parties hereto.

         (c) Lender is the current owner and holder of the Loan Documents.

         (d) To the knowledge of the parties hereto, there is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

    3. Conditions. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the "Closing"):

         (a) The execution, acknowledgment, delivery and recordation of this Agreement and the Side Letter by all of the parties concurrently with the Closing.

         (b) The execution, delivery and recordation or filing, as applicable, of one more new financing statements, or amendments to existing financing statements as required by Lender at Closing.

         (c) The execution and delivery of a new agreements replacing the Guaranty, the Management Subordination and the Account Agreements as required by Lender at Closing.

         (d) Assignee's delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the "Required Insurance") is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee's clause (the "Mortgagee's Clause") satisfactory to Lender in favor of Lender, its successors and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, Post Office Box 419127, Kansas City, Missouri 64141-6127; re: Loan Number 03-0224586.

         (e) Lender's receipt of a satisfactory Title Endorsement (hereinafter defined).

         (f) The full release and reconveyance of any other liens or monetary encumbrances against the Property.

         (g) Lender's receipt of all of the Required Payments (hereinafter defined).

         (h)  Payment of all Required Payments (as defined in the Side Letter).

    4. Title Endorsements. At Closing, Assignor shall (a) cause First American Title Insurance Company to issue such endorsements to Lender's mortgagee's title insurance policy (Policy No. LP 4025426) in such form as Lender may require ("Title Endorsements"), including showing that the Assignee is the owner of the Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and
(b) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender's costs and expenses incurred in connection with this Agreement or this transaction, including Lender's attorneys' fees, if any, incurred in connection with this Agreement or this transaction.

    5. Assignee's Assumption of Loan; Financing Statements. Assignee hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, with the same force and effect as if Assignee had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Assignee expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents. Assignee's assumption of the foregoing obligations (a) is


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absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Assignee expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. Assignee specifically agrees that if the Note is recourse, Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

         Assignee hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Loan Documents, without signature of Assignee where permitted by law. Assignee hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

    6. Representations of Lender; Limitations. Lender hereby represents and warrants that (a) Lender is duly authorized to execute, deliver and perform this Agreement; (b) the entities and/or persons executing this Agreement on behalf of Lender are duly authorized to execute and deliver this Agreement; (c) there is no existing Event of Default by Lender, or event or condition that, with the giving of notice or passage of time, or both, would constitute an Event of Default of Lender; (d) Lender has no knowledge of any Event of Default by Assignee or Assignor under the loan documents or this Agreement as of the date of this Agreement. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

    7. Assignor's Representations and Warranties. Assignor hereby represents and warrants that:

         (a) Assingor is duly authorized to execute, deliver and perform this Agreement.

         (b) Any court or third-party approvals necessary for Assignor to enter into this Agreement have been obtained.

         (c) The entities and/or persons executing this Agreement on behalf of Assignor are duly authorized to execute and deliver this Agreement.

         (d) This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Assignor, enforceable against Assignor in accordance with their terms and have not been modified either orally or in writing by Assignor, except as set forth herein.

         (e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

         (f) There is no existing Event of Default by Assignor or event or condition known to Assignor that, with the giving of notice or passage of time or both, would constitute an Event of Default by Assignor.

         (g) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.


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         (h)  The next payment for real property taxes applicable to the
              Property is due on or before December 1, 2001, and payable without delinquency or penalty on or before March 1, 2002.

         (i) All representations and warranties of Assignor in the Purchase Agreement are true and correct.

         (j) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

         (k) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Assignor.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

    8. Assignee's Representations and Warranties. Assignee hereby represents and warrants that:

         (a) Assignee is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.

         (b) The entities and/or persons executing this Agreement on behalf of Assignee are duly authorized to execute and deliver this Agreement.

         (c) This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Assignee, enforceable against Assignee in accordance with their terms and have not been modified either orally or in writing by Assignee, except as set forth herein.

         (d) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

         (e) There is no existing Event of Default by Assignor or event or condition known to Assignee that, with the giving of notice or passage of time or both, would constitute an Event of Default by Assignee.

         (f) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

         (g) The next payment for real property taxes applicable to the Property is due on or before December 1, 2001, and payable without delinquency or penalty on or before March 1, 2002.

         (h) All representations and warranties of Assignee in the Purchase Agreement are true and correct.

         (i) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

         (j) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Assignee.

         (k) Assignee does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing
              (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.


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         (l)  All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee's Clause.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

    9. Release of Assignor. In reliance on the representations of Assignor contained in this Agreement, Lender hereby releases Assignor and Assignor Principal from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any obligations arising from the Purchase Agreement, (iii) any liability related to or arising from Assignor's acts or omissions occurring prior to the Closing, and (iv) any liability related to or arising from fraudulent or tortious conduct, including intentional misrepresentation of financial data presented to Lender.

    10. Release of Lender. Subject to and in reliance on the Lender's representations contained in Paragraph 6, Assignor and Assignor Principal, for themselves and their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Assignor Releasing Parties"), jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Assignor Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. Subject to the qualifications set forth in this Paragraph 10, the Assignor Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Assignor Releasing Parties, or anyone claiming by, through or under any of the Assignor Releasing Parties. The Assignor Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         Subject to and in reliance on the Lender's representations contained in Paragraph 6, Assignee and Assignee Principal, for themselves and their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Assignee Releasing Parties"), jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occuring prior to the Closing in connection with the transactions contemplated hereby. The Assignee Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Assignee Releasing Parties, or anyone claiming by, through or under any of the Assignee Releasing Parties. Subject to the qualifications set forth in this Paragraph 10 the Assignee Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         The releases of Lender contain in this Paragraph shall not apply to fraud, bad faith, willful misconduct or intentional misrepresentation by or of the Lender.

    11. Ratification and Confirmation of the Loan. Assignee agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Assignee ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as specifically modified by this Agreement, remain in full force and effect and represent legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their terms. Assignee agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

    12. Nonwaiver. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.

    13. Bankruptcy of Assignee or Assignee Principal. Assignee covenants and agrees that in the event Assignee shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. ss.101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Assignee irrevocably consent, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Assignee irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Assignee agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Assignee further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Assignee agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.


         Assignee Principal covenants and agrees that in the event Assignee Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Assignee Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Assignee Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Assignee Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Assignee Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Assignee Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

    14. Compliance with Interest Law. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law"). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Document (the "Indebtedness") (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

    15. Further Assurances. The parties hereto agree to do any act or execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

    16. Liability. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

    17. Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

    18. Applicable Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

    19. No Restrictions on Performance. The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

    20. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it.

    21. Securities Act of 1933. Neither Assignor, Assignee, Assignor Principal, Assignee Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Assignor, Assignee, Assignor Principal, Assignee Principal nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

    22. Compliance with Erisa. As of the date of this Agreement, neither Assignor, Assignee, Assignor Principal, nor Assignee Principal maintains any employee benefit plan which require compliance with ERISA. If at any time Assignor, Assignee, Assignor Principal or Assignee Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

    23. Sole Discretion of Lender. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

    24. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

    25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

    26. Integration, Survival. This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

    27. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

    28. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

    29. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSFER AND ASSUMPTION.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.



                            ASSIGNEE:

                            RAMCO/WEST ACRES LLC,
                            a Delaware limited liability company

                            By:   RAMCO-GERSHENSON PROPERTIES, L.P.,
                                  a Delaware limited partnership,
                                  its Manager

                                  By:   Ramco Gershenson Properties Trust,
                                        a Maryland real estate investment trust
                                        its General Partner

                                        By:_____________________________________

                                        Print Name:_____________________________

                                        Title:__________________________________

Witness:

--------------------------------

--------------------------------

                            ASSIGNEE PRINCIPAL:

                            RAMCO-GERSHENSON PROPERTIES, L.P.,
                            a Delaware limited partnership

                            By:   Ramco Gershenson Properties Trust,
                                  a Maryland real estate investment trust
                                  its General Partner

                                  By:___________________________________________

                                  Print Name:___________________________________

                                  Title:________________________________________


Witness:

--------------------------------

--------------------------------




                            ASSIGNOR:

                            FLINT RETAIL, LLC,
                            a Delaware limited liability company

                            By:   Zaremba Flint, Inc.,
                                  A Delaware corporation,
                                  Its Manager

                                  By:   _____________________________
                                        Robert F. Steadley, Vice President


Witness:

-----------------------------

-----------------------------

                            ASSIGNOR PRINCIPAL:


                            _____________________________________
                            Walter Zaremba


Witness:

-----------------------------

-----------------------------










                           LENDER:

                           STATE STREET BANK AND TRUST COMPANY, TRUSTEE FOR HOLDERS OF J.P. MORGAN COMMERCIAL FINANCE CORP. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C10

                           By:   Midland Loan Services, Inc.,
                                 Delaware corporation,
                                 Its Attorney-in-Fact


                                 By:  __________________________________________
                                      C.J. Sipple, Servicing Officer

Witness:

-----------------------------

-----------------------------

                                ACKNOWLEDGMENT(S)

STATE OF OHIO              )
                           ) ss.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____________, 2001 by Robert F. Steadley as Vice President of Zaremba Flint, Inc., a Delaware corporation, the Manager of Flint Retail, LLC, a Delaware limited liability company, on behalf of said entities.

                                         _________________________________
                                         Notary Public, _______ County, Ohio
                                         My Commission Expires: ____________













STATE OF OHIO              )
                           ) ss.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____________, 2001 by Walter Zaremba.

                                         _________________________________
                                         Notary Public, _______ County, Ohio
                                         My Commission Expires: ____________

STATE OF MICHIGAN          )
                                            ) ss.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____________, 2001 by ________________ as _________________ of Ramco Gershenson Properties
Trust, a Maryland real estate investment trust, as General Partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, as the Manager of Ramco/West Acres LLC, a Delaware limited liability company, on behalf of said entities.

                                         _________________________________
                                         Notary Public, _______ County, Michigan
                                         My Commission Expires: ____________










STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF ______________   )

         The foregoing instrument was acknowledged before me this _____________, 2001 by ____________ as _______________ of Ramco Gershenson Properties Trust, a Maryland real estate investment trust, as General Partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, on behalf of said entities.

                                         _________________________________
                                         Notary Public, _______ County, Michigan

                                         My Commission Expires: ____________

STATE OF MISSOURI             )
                              )    ss.
COUNTY OF JACKSON             )

         On this _____ day of September, 2001, before me, a Notary Public in and for the State of Missouri, personally appeared C.J. Sipple, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute said instrument, and acknowledged that he is the Servicing Officer of Midland Loan Services, Inc., a Delaware corporation, the Master Servicer and Attorney-in-Fact for State Street Bank and Trust Company, Trustee for Holders of J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 2000-C10, and that said instrument was signed in behalf of said corporation by authority of its board of directors, and said C.J. Sipple acknowledged said instrument to be the free and voluntary act and deed of said corporation.


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


(seal)                              _______________________________________

                                    _______________________________________
                                    (Print Name) NOTARY PUBLIC in and for the State of Missouri

My appointment expires:


___________________________________





DRAFTED BY:

Michael B. Hickman
Morrison & Hecker L.L.P.
9200 Indian Creek Parkway, Suite 450
Overland Park, Kansas 66210

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                Legal Description


Township of Flint

Part of the Southeast 1/4 of Section 17, Town 7 North, Range 6 East, Flint Township, Genesee County, Michigan, being Lots 5, 27, and 28 and part of Lots 3, 4, 6, 7, 10 and 11 of West Acres, as recorded in Liber 13, Page 56 of Plats, Genesee County Records and further described as beginning at the Southeast corner of Lot 28 of the Plat of West Acres said corner being North 00 degrees 58 minutes 01 seconds West 440.00 feet and South 89 degrees 06 minutes 00 seconds West 40.00 feet from the Southeast corner of said Section 17, Town 7 North, Range 6 East, Flint Township, Genesee County, Michigan; thence South 89 degrees 06 minutes 00 seconds West 360.00 feet; thence South 00 degrees 58 minutes 01 seconds East 390.00 feet to the South line of said Plat; thence South 89 degrees 06 minutes 00 seconds West 45.70 feet along the South line of said Plat; thence North 02 degrees 12 minutes 24 seconds East 16.67 feet; thence North 05 degrees 01 minutes 46 seconds East 50.01 feet; thence North 00 degrees 50 minutes 52 seconds West 161.08 feet; thence South 88 degrees 36 minutes 58 seconds West
130.54 feet; thence South 01 degrees 12 minutes 50 seconds East 226.37 feet to the South line of said Plat; thence South 89 degrees 06 minutes 00 seconds West
329.21 feet, along the South line of said Plat; thence North 00 degrees 54 minutes 34 seconds West 237.04 feet; thence South 89 degrees 06 minutes 00 seconds West 151.61 feet; thence North 00 degrees 54 minutes 34 seconds West
452.78 feet; thence North 89 degrees 06 minutes 58 seconds East 1008.91 feet to the Southeast corner of Lot 26 of said West Acres; thence South 00 degrees 58 minutes 01 seconds East 299.53 feet along the West Right-of-Way of Linden Road to the point of beginning.


Tax Item No. 07-17-576-076